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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-17999 (Commission File Number)	04-2726691 (IRS Employer Identification No.)

128 Sidney Street, Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On May 17, 2004, ImmunoGen, Inc. announced that Shire BioChem Inc. intends to sell the 4,096,098 shares of ImmunoGen common stock held by it. The press release announcing this event is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated May 17, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc. (Registrant)
Date: May 17, 2004	/s/ VIRGINIA A. LAVERY Virginia A. Lavery Vice President, Finance and Treasurer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES